Exhibit 99.2

Fiscal 2027 First Quarter Results Conference Call

NOVEMBER 5, 2026








PICKLE LODGE



Disclaimer

FORWARD-LOOKING STATEMENTS

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used.

Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance) and other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control.

These risks and uncertainties include, but are not limited, to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; LSI's reliance on third-party manufacturers and suppliers; substantial changes to the refueling and convenience store and grocery markets; LSI's stock price volatility; potential costs associated with litigation, other proceedings and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; LSI's ability to adequately protect intellectual property; information technology security threats and computer crime; reliance on customers and partner relationships; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; the failure of investments, acquisitions or acquired companies to achieve their plans or objectives generally; unexpected difficulties in integrating acquired businesses; the inability to effectively execute our business strategies; the ability to retain key employees, including key employees of acquired businesses; labor shortages or an increase in labor costs; changes in product mix; unfavorable economic, political, and market conditions, including interest rate fluctuations and inflation; changes in U.S. trade policy; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to international conflicts and wars, pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases; price increases of materials; significant shortages of materials; shortages in transportation; increases in fuel prices; sudden or unexpected changes in customer creditworthiness; not recognizing all revenue or not receiving all customer payments; write-offs or impairment of capitalized costs or intangible assets in the future or restructuring costs; and the other risk factors LSI describes from time to time in SEC filings. There may be additional risks of which we are not presently aware or that we currently believe are immaterial which could have an adverse impact on our business.

You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, circumstances or otherwise. Additional descriptions of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

Key Messages

Leveraging Commercial, Operational, and Capital Allocation Priorities, Executing on Value Compounding Strategy

FISCAL 2027 FIRST QUARTER RESULTS

Resilient customer demand, in increasingly difficult operating environment

LSI continues to deploy a "Category of One" retail branding solutions platform; positioned to capture market share and unlock meaningful cross-selling opportunities.

Net sales +44% y/y in Q1FY27, including contributions from Royston Group acquisition completed March 24, 2026; Display Solutions segment demand remains consistent at a high level, offset by continued softness within Lighting segment; operating environment remains challenged by cost inflation, rising interest rates.

Royston delivered a solid first quarter highlighted by both sales growth and margin expansion

Royston net sales increased +8% sequentially versus Q4FY26, while adjusted EBITDA margin expanded 100 bps compared to the prior quarter. This reflects early gains from recently launched initiatives to accelerate growth and enhance operating efficiency.

Volatile performance by vertical market; Growth realized in largest two vertical markets; offset by declines in other verticals

Refueling/C-Store sales increased 5% in Q1, growth realized with largest customers, reflecting ongoing activity in both new and existing projects. Grocery also increased mid-single digits led by large customers. QSR down double-digits as key chains respond to lower consumer traffic driven by inflation.

Display Solutions Segment: Order rates remain positive, consolidating Canadian manufacturing operations

Q1FY27 segment sales increased more than 80% versus the prior year, while on an organic basis, excluding Royston, sales increased 1%; pro-forma segment order rates in the fiscal first quarter increased 4% versus the prior year, backlog also +4%.

Announced closure of Collingwood, Ontario facility, while consolidating production into nearby Toronto operations.

Lighting Segment: Continued softness across non-residential markets, with lengthening quote-to-order conversion period

Q1FY27 segment sales declined -6% versus prior year due to broad-based softness in the commercial and industrial markets.

Focused on aligning project pricing with raw material input costs; quote-to-order conversion lengthening; project quote activity remained stable both sequentially and year over year, and orders increased 1% from the prior-year period.

Strong free cash flow conversion, continued reduction in net debt; focused on a disciplined, return-centric capital allocation strategy

Generated strong free cash flow of $13.8 million in the fiscal first quarter, driven by sustained profitability and working capital discipline; Reduced total net debt outstanding by more than $14 million in Q1FY27 on a sequential basis, resulting in a ratio of net debt to pro-forma trailing twelve-month adjusted EBITDA of 2.6x as of September 30, 2026.

Consolidated Financial Results



TOTAL NET SALES ($M)
+44%
$157.2
$225.9
Q1FY26
Q1FY27



OPERATING INCOME ($M)
Reported Operating Income
Adj. Operating Income
% Sales
8.9%
8.6%
$11.0
$14.0
$14.2
$19.4
Q1FY26
Q1FY27



NET INCOME ($M)
Reported Net Income
Adj. Net Income
% Sales
6.2%
5.1%
$7.3
$9.7
$7.1
$11.6
Q1FY26
Q1FY27



NON-GAAP ADJ. EBITDA ($M)
% Sales
10.0%
9.8%
$15.7
$22.2
Q1FY26
Q1FY27

"Category-of-One" Retail Branding Solutions Positions LSI to Increase Share of Wallet

Our in-house design, engineering, manufacturing, installation, and service capabilities provide customers with greater speed, program control, and execution certainty, positioning us to displace single-product vendors; cross-selling remains chief focus post Royton acquisition

Lower Sales of Lighting and Vertical Mix Impacted Margin Realization

Lighting segment sales declined -6% y/y in Q1FY27, while comparable Display Solutions segment sales increased 1%; less favorable sales mix and cycling lower margin backlog resulted in 20 bps y/y decline in Adj. EBITDA margin in Q1FY27

Royston Performed Well in Q1FY27, Integration Remains On-Track

Pricing, cross-selling, procurement, process, and cost actions gaining momentum; demand momentum within Refueling/C-Store and Grocery remain healthy at Royston

Display Solutions Segment Update


DISPLAY SOLUTIONS SEGMENT SALES ($M)
+83%
$88.2
$161.0
Q1FY26
Q1FY27


DISPLAY: ADJ. GROSS MARGIN ($M)
% Sales
19.3%
19.0%
$17.0
$30.5
Q1FY26
Q1FY27


DISPLAY: ADJ. OPERATING INCOME ($M)
% Sales
11.1%
10.2%
$9.8
$16.5
Q1FY26
Q1FY27


DISPLAY: ADJ. EBITDA ($M)
% Sales
12.0%
11.5%
$10.6
$18.5
Q1FY26
Q1FY27

Royston Acquisition and Strength in Target Verticals Drove Growth vs. PY

Largest Refueling/C-Store and Grocery customers continue to advance releases on large programs. Largest customer generated double digit proforma growth in Q1

Solid Project Execution Supports Multi-Year Demand

The 2,500 Refueling/C-Store site refresh announced last quarter continues to proceed as planned, activity expected to steadily ramp throughout fiscal 2027-2028; separately a large QSR customer recently approved a 3,000-store interior renovation program and selected LSI as a key solutions provider. The program is scheduled to begin late in the third quarter of fiscal 2027 and is expected to continue through fiscal 2029.

Closure of Collingwood Reflects Ongoing Cost Reduction Focus

Consolidating operations at the leased Collingwood, Ontario facility into existing Toronto operations during Q3FY27; expect the consolidation to generate approximately $1 million in annual cost savings beginning in Q4FY27

Lighting Segment Update

LIGHTING SEGMENT SALES ($M)


(6%)
$69.1
$64.8
Q1FY26
Q1FY27

LIGHTING: ADJ. GROSS MARGIN ($M)


% Sales
33.6%
33.7%
$23.2
$21.9
Q1FY26
Q1FY27

LIGHTING: ADJ. OPERATING INCOME ($M)


% Sales
13.4%
12.7%
$9.3
$8.2
Q1FY26
Q1FY27

LIGHTING: ADJ. EBITDA ($M)


% Sales
14.4%
13.7%
$9.9
$8.9
Q1FY26
Q1FY27

Broad-Based Softness in Non-Residential Lighting Demand

Targeting above-market growth in what remains a challenging near-term demand environment for commercial lighting; both large and small projects seeing longer quote-to-conversion cycles

Gross Margin Improves 10 bps Y/Y as Pricing Aligned with Cost

EBITDA margin impacted by operating expenses flat to PY, reflecting continued commercial investments for new products and other customer initiatives

Stable Order Rates Entering Q2FY27

Lighting segment order +1% above PY; segment book-to-bill above 1.0x as of Sept. 30, 2026

Working Capital Update


TOTAL WORKING CAPITAL ($M)
$112.8
$100.1
$148.9
$146.0
$144.0
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


NET ACCOUNTS RECEIVABLE ($M)
$114.8
$90.6
$135.8
$151.2
$143.5
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27


TOTAL INVENTORY ($M)
$78.9
$82.0
$116.6
$112.3
$114.4
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Working Capital

Working Capital remains in tight bandwidth of performance

Total days of Working Capital remains within 61-65 days or 18% of TTM sales

Net Accounts Receivable

No structure changes; terms or past-due levels remain consistent with twelve-month trends

Total Inventory

DIO remains at 60-62 days. Project schedule changes (push-outs) have caused inventory levels to fluctuate somewhat; we will continue to manage closely

Balance Sheet Update



CREDIT FACILITY AVAILABILITY ($M)
$56.5
$122.6
Q1FY26
Q1FY27



TTM FREE CASH FLOW ($M)[1]
$23.3
$37.8
$37.9
$39.0
$53.1
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27



NET DEBT OUTSTANDING ($M)[2]
$43.5
Net Leverage 0.8x
$21.5
Net Leverage 0.4x
$250.7
Net Leverage 2.7x[3]
$241.7
Net Leverage 2.7x[3]
$227.4
Net Leverage 2.6x[3]
Q1FY26
Q2FY26
Q3FY26
Q4FY26
Q1FY27

Significant Liquidity to Support Growth

More than $122 million of cash and available liquidity under our $350 million credit facility

Strong Free Cash Flow Generation

Nearly $14 million of free cash flow generated in Q1FY27, representing 62% free cash flow conversion as % of Adj. EBITDA; TTM free cash flow through Sept. 30, 2026, equates to more than $53 million

Focused on Net Leverage Reduction Below 2.0x

Reduced net leverage to 2.6x at the end of Q1FY27; anticipate continued, strong free cash generation to support ratable deleveraging, with net leverage expected to be below 2.0x at or before year-end fiscal 2028

[1] Free cash flow (FCF) defined as cash flow from operating activities less capital expenditures
[2] Net leverage defined as net debt divided by trailing 12-month Adjusted EBITDA
[3] Reflects proforma for the Royston acquisition

Appendix



Statement on Non-GAAP Financial Measures

This presentation includes adjustments to GAAP gross margin, operating income, net income, and earnings per share for the periods ending September 30, 2026, and September 30, 2025. Gross Margin, operating income, net income, and earnings per share, which exclude the impact of long-term performance-based compensation, severance costs, restructuring costs, lease expense on the step-up basis of acquired leases, the amortization expense of acquired intangible assets, consulting expenses supporting commercial growth initiatives, and acquisition costs are non-GAAP financial measures. We believe these non-GAAP measures will provide increased transparency to our core operating performance of the business. Also included in this presentation are non-GAAP financial measures, including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA), Free Cash Flow, Organic Sales Growth, and Net Debt to Adjusted EBITDA. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated, along with the calculation of EBITDA, Adjusted EBITDA, Free Cash Flow, Organic Sales Growth, and Net Debt to Adjusted EBITDA.

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED GROSS MARGIN TO ADJUSTED GROSS MARGIN

	LSI INDUSTRIES		LIGHTING SEGMENT		DISPLAY SOLUTIONS SEGMENT	
	Q1FY26	Q1FY27	Q1FY26	Q1FY27	Q1FY26	Q1FY27
Net Sales	157,249	225,855	69,054	64,823	88,195	161,032
Gross Margin	40,277	52,231	23,182	21,855	17,095	30,374
Lease expense on the step-up basis of acquired leases	68	152	-	-	68	152
Severance costs / Restructuring costs	(135)	-	1	-	(137)	-
Adjusted Gross Margin	40,210	52,383	23,183	21,855	17,026	30,526
Adjusted Gross Margin %	25.6%	23.2%	33.6%	33.7%	19.3%	19.0%

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED OPERATING INCOME TO ADJUSTED OPERATING INCOME

	LSI INDUSTRIES		LIGHTING SEGMENT		DISPLAY SOLUTIONS SEGMENT	
	Q1FY26	Q1FY27	Q1FY26	Q1FY27	Q1FY26	Q1FY27
Net Sales	157,249	225,855	69,054	64,823	88,195	161,032
Operating Income	10,972	14,161	8,549	7,548	8,591	12,996
Acquisition Costs	220	252	-	-	-	-
Amortization expense of acquired intangible assets	1,554	3,779	603	613	951	3,183
Lease expense on the step-up basis of acquired leases	68	152	-	-	68	152
Severance costs / Restructuring costs	(71)	13	1	-	(90)	-
Long-term performance-based compensation	1,282	1,049	126	69	275	169
Adjusted Operating Income	14,025	19,406	9,279	8,230	9,795	16,500
Adjusted Operating %	8.9%	8.6%	13.4%	12.7%	11.1%	10.2%
Depreciation expense	1,646	2,761	658	640	832	2,019
Adjusted EBITDA	15,671	22,167	9,937	8,870	10,627	18,519
Adjusted EBITDA %	10.0%	9.8%	14.4%	13.7%	12.0%	11.5%

Non-GAAP Reconciliation

RECONCILIATION OF REPORTED NET INCOME TO ADJUSTED NET INCOME

LSI INDUSTRIES	Q1FY26	Q1FY27
Net Income Reported	7,264	7,127
Income tax	2,431	3,059
Interest expense, net	747	3,862
Other expense (income)	530	113
Operating Income as Reported	10,972	14,161
Depreciation and amortization	3,200	6,540
EBITDA	14,172	20,701
Acquisition costs	220	252
Lease expense on the step-up basis of acquired leases	68	152
Severance costs / Restructuring costs	(71)	13
Long-term performance based compensation	1,282	1,049
Adjusted EBITDA	15,671	22,167
Adjusted EBITDA as a percentage of Sales	10.0%	9.8%

Non-GAAP Reconciliation

RECONCILIATION OF CASH FLOW FROM OPERATIONS TO FREE CASH FLOW

FREE CASH FLOW	Q1FY26	Q2FY26	Q3FY26	Q4FY26	Q1FY27
Cash Flow from Operations	675	24,984	6,930	11,559	15,231
Less: Capital Expenditures	(967)	(1,684)	(591)	(1,900)	(1,444)
Free Cash Flow	(292)	23,300	6,339	9,659	13,787

NET DEBT OUTSTANDING AND LEVERAGE RATIO	Q1FY26	Q2FY26	Q3FY26[1]	Q4FY26[1]	Q1FY27[1]
Total Debt	50,676	27,939	261,006	255,931	240,195
Less: Cash	(7,143)	(6,407)	(10,333)	(14,249)	(12,805)
Net Debt	43,533	21,532	250,673	241,682	227,390
Adjusted EBITDA – Trailing 12 Months	57,308	57,286	92,970	89,027	87,640
Net Leverage Ratio	0.8	0.4	2.7	2.7	2.6

[1] Reflects proforma for the Royston acquisition

Non-GAAP Reconciliation

ORGANIC VS. INORGANIC SALES GROWTH

ORGANIC COMPARED TO INORGANIC SALES	FIRST QUARTER		
	Q1FY26	Q1FY27	% Variance
Lighting Segment	69,053	64,823	(6%)
Display Solutions Segment			
Comparable Display Solutions Sales	88,196	88,620	1%
Royston	-	72,412	n/m
Total Display Solutions Sales	88,196	161,032	83%
Total Net Sales	157,249	225,855	44%
Less:			
Royston	-	72,412	-
Total organic net sales	157,249	153,443	(2%)

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Thank you,

LSI Investor Relations